Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT

As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into Callon Petroleum Company's previously filed Registration Statement on Form S-8 (File No. 33-90410).




                                           ARTHUR ANDERSEN LLP



New Orleans, Louisiana
March 17, 1998